UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2017

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2017, Charles & Colvard, Ltd. (the “Company”) and its wholly-owned subsidiaries, Charles & Colvard Direct, LLC and charlesandcolvard.com, LLC (formerly known as Moissanite.com, LLC and collectively with the Company and Charles & Colvard Direct, LLC, the “Borrowers”), amended the Borrowers’ $10.0 million asset-based revolving credit facility (the “Credit Facility”) from Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to a Fourth Amendment to Credit and Security Agreement, dated as of June 22, 2017 (the “Credit Agreement Amendment”).

The Credit Agreement Amendment extends the maturity of the Credit Facility to June 25, 2018. The Credit Agreement Amendment also reduces the interest rate payable on advances under the Credit Facility to a rate equal to Wells Fargo’s daily 3-month LIBOR rate plus 2.00%, calculated on an actual/360 basis and payable monthly in arrears. In addition, the Credit Agreement Amendment adds a financial covenant requiring the Borrowers to maintain a minimum monthly EBITDA through December 2017 if the cash position for the Borrowers’ demand deposit account maintained at Wells Fargo falls below $3.0 million or the Borrowers draw upon the Credit Facility.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Document
10.1	Fourth Amendment to Credit and Security Agreement, dated as of June 22, 2017, by and among Charles & Colvard, Ltd., Charles & Colvard Direct, LLC, charlesandcolvard.com, LLC (formerly known as Moissanite.com, LLC), and Wells Fargo Bank, National Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

June 26, 2017	By:	/s/ Clint J. Pete
Clint J. Pete Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
10.1	Fourth Amendment to Credit and Security Agreement, dated as of June 22, 2017, by and among Charles & Colvard, Ltd., Charles & Colvard Direct, LLC, charlesandcolvard.com, LLC (formerly known as Moissanite.com, LLC), and Wells Fargo Bank, National Association